ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE
THE PAYMENT DATE OF AUGUST 15, 2002 INCORPORATES THE  OPTIONAL "CLEAN-UP CALL"
 REDEMPTION OF SERIES 1999-1 NOTES (PER SECTION 5.01 OF THE SERIES 1999-1 SUPPLEMENT)


COLLECTION PERIOD:                                 July 1, 2002 - July 31, 2002
                                                   ----------------------------

SETTLEMENT DATE:                                         15-Aug-02
                                                    --------------------

A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. VIII AND
     ADVANTA LEASING RECEIVABLES CORP. IX
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1999-1

I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)  Beginning Aggregate Contract Principal Balance                                                            $ 5,923,191.33
                                                                                                                     --------------
     (b.)  Contract Principal Balance of all Collections allocable to Contracts                                        $ 625,838.59
                                                                                                                     --------------
     (c.)  Contract Principal Balance of Charged-Off Contracts                                                          $ 36,532.95
                                                                                                                     --------------
     (e.)  Ending Aggregate Contract Principal Balance of all Contracts as
            of this Settlement Date                                                                                  $ 5,260,819.79
                                                                                                                     --------------

           BALANCES ON THIS SETTLEMENT DATE
     (d.)  Class A Principal Balance as of this
            Settlement Date (Class A Note Factor)                     0.0000000                                                0.00
                                                                     ----------                                      --------------
     (e1.) Ending Class A-1 Principal Balance                         0.0000000                      $ -
                                                                     ----------           ---------------
     (e2.) Ending Class A-2 Principal Balance                         0.0000000                      $ -
                                                                     ----------           ---------------
     (e3.) Ending Class A-3 Principal Balance                         0.0000000                     0.00
                                                                     ----------           ---------------
     (f.)  Ending Class B Principal Balance as of this
            Settlement Date (Class B Note Factor)                     0.0000000                                                0.00
                                                                     ----------                                      --------------

II.  COMPLIANCE RATIOS

     (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts                                             $ 5,533,702.95
                                                                                                                     --------------
     (b.)  CBR of Contracts 1 - 30 days delinquent                                                                     $ 592,149.51
                                                                                                                     --------------
     (c.)   % of Delinquent Contracts 1- 30 days as of the related Calculation Date                                          10.70%
                                                                                                                     --------------
     (d.)  CBR of Contracts 31 - 60 days delinquent                                                                    $ 181,477.17
                                                                                                                     --------------
     (e.)   % of Delinquent Contracts 31- 60 days as of the related Calculation Date                                          3.28%
                                                                                                                     --------------
     (f.)  CBR of Contracts 61 - 90 days delinquent                                                                    $ 134,376.72
                                                                                                                     --------------
     (g.)   % of Delinquent Contracts 61- 90 days as of the related Calculation Date                                          2.43%
                                                                                                                     --------------
     (h.)  CBR of Contracts > 91 days delinquent                                                                        $ 73,952.79
                                                                                                                     --------------
     (i.)   % of Delinquent Contracts > 91 days as of the related Calculation Date                                            1.34%
                                                                                                                     --------------
     (j1.) % of Delinquent Contracts 31 days or more as of the related Calculation Date                                       7.04%
                                                                                                                     --------------
     (j2.) Month 2:                   Jun-02                                                                                  8.35%
                               --------------                                                                        --------------
     (j3.) Month 3:                   May-02                                                                                  7.30%
                               --------------                                                                        --------------
     (j4.) Three month rolling average % of Delinquent Contracts 31 days or more                                              7.57%
                                                                                                                     --------------
     (k1.) Net Charge-Off % for the related Collection Period (annualized 30/360) *                                           0.09%
                                                                                                                     --------------
     (k2.) Month 2:                   Jun-02                                                                                   3.44%
                               --------------                                                                        --------------
     (k3.) Month 3:                   May-02                                                                                   0.00%
                               --------------                                                                        --------------
     (k4.) Three month rolling average % for Defaulted Contracts                                                               1.18%
                                                                                                                     --------------

           Does the Cumulative Loss % exceed
     (l1.) The Loss Trigger Level % from Beginning Period to and including 12th
            Collection Period?   Y or N                                                                                         n/a
                                                                                                                     --------------
     (l2.) The Loss Trigger Level % from 13th Collection Period to and including
            24th Collection Period?   Y or N                                                                                    n/a
                                                                                                                     --------------
     (l3.) The Loss Trigger Level % from 25th Collection Period and thereafter?  Y or N                                          NO
                                                                                                                     --------------
     (m1.) Residual Realization for the related Collection Period                                                           131.05%
                                                                                                                     --------------
     (m2.) Month 2:                   Jun-02                                                                                147.04%
                               --------------                                                                        --------------
     (m3.) Month 3:                   May-02                                                                                127.39%
                               --------------                                                                        --------------

                                                                                                                     --------------
     (m4.) Three month rolling average Residual Realization Ratio                                                           135.16%
                                                                                                                     --------------

     (n.)  Does the three month rolling Residual Realization ratio exceed 100%  Y or N                                         YES
                                                                                                                     --------------

III. FLOW OF FUNDS
     (1.)  The amount on deposit in Available Funds                                                                    $ 891,595.25
                                                                                                                     --------------
     (2.)  The prepayment amounts deposited, if any, by the Issuers'  to the
            Collection Account for removal of defaulted contracts                                                            $ -
                                                                                                                     --------------
     (3.)  The amount of available funds on deposit in the Series 1999-1
            Facility Account for Optional "Clean-up Call" Redemption                                                 $ 5,071,229.12
                                                                                                                     --------------
     (4.)  Total deposits in the Collection Account to be used as available
            funds on this Payment Date                                                                               $ 5,962,824.37
                                                                                                                     --------------
     (a.)  To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance                                          $ --
                                                                                                                     --------------
     (b.)  To the Servicer, the Servicing Fee and miscellaneous amounts, if any                                          $ 4,935.99
                                                                                                                     --------------

           To Series 1999-1 Noteholders:
     (c.)  To Class A, the total Class A Note Interest and Class A Overdue
            Interest for the related period                                                                             $ 22,147.64
                                                                                                                     --------------
                     Interest on Class A-1 Notes                                                    $ --
                                                                                          ---------------
                     Interest on Class A-2 Notes                                                    $ --
                                                                                          ---------------
                     Interest on Class A-3 Notes                                             $ 22,147.64
                                                                                          ---------------
     (d.)  Interest on Class B Notes for the related period                                                             $ 12,549.40
                                                                                                                     --------------
     (e.)  To Series 1999-1 Noteholders:
           To Class A, the total applicable Principal Payment                                                        $ 3,851,764.13
                                                                                                                     --------------
                              Principal Payment to Class A-1 Noteholders                            $ --
                                                                                          ---------------
                              Principal Payment to Class A-2 Noteholders                            $ --
                                                                                          ---------------
                              Principal Payment to Class A-3 Noteholders                  $ 3,851,764.13
                                                                                          ---------------
           To Class B for applicable Principal Payment to the extent of the
            Class B Floor                                                                                            $ 2,071,427.21
                                                                                                                     --------------

     (f.)  To the Reserve Account:
           The amount needed to increase the amount in the Reserve Account to the
            Required Reserve                                                                                                   $ --
                                                                                                                     --------------

     (g.)  Upon the occurrence of a Residual Event         the lesser of:

           (A) the remaining Available Funds and                                                    $ --
                                                                                          ---------------
           (B) the aggregate amount of Residual Receipts
                included in Available Funds                                                         $ --
                                                                                          ---------------
           To be deposited to the Residual Account                                                                            $ --
                                                                                                                     --------------

     (h.)  To the Issuers, as owner of the Pledged Assets, any remaining
            Available Funds on deposit in the Collection Account
            (the "Issuers' Interest")                                                                                         0.00
                                                                                                                     --------------

IV.  SERVICER ADVANCES

     (a.)  Aggregate amount of Servicer Advances at the beginning of the
            Collection Period                                                                                          $ 189,611.27
                                                                                                                     --------------
     (b.)  Servicer Advances reimbursed during the Collection Period                                                    $ 13,275.46
                                                                                                                     --------------
     (c.)  Amount of unreimbursed Service Advances to be reimbursed on the
            Settlement Date                                                                                                    $ -
                                                                                                                     --------------
     (d.)  Servicer Advances made during the related Collection Period                                                   $ 1,351.78
                                                                                                                     --------------
     (e.)  Aggregate amount of Servicer Advances at the end of the Collection
            Period                                                                                                     $ 177,687.59
                                                                                                                     --------------
     (f.)  Amount of delinquent Scheduled Payments for which Servicer Advances
            were not made                                                                                                       $ -
                                                                                                                     --------------

V.   RESERVE ACCOUNT
     (a.)  Amount on deposit at the beginning of the related Collection Period                                       $ 1,104,761.18
                                                                                                                     --------------
     (b.)  Amount of interest earnings reinvested for the related Monthly Period                                         $ 1,583.66
                                                                                                                     --------------
     (c.)  Amounts used to cover shortfalls, if any,  for the related
            Collection Period                                                                                                 $ -
                                                                                                                     --------------
     (d.)  Amounts transferred from the Collection Account, if applicable                                                     $ -
                                                                                                                     --------------
     (e.)  Balance remaining before calculating Required Reserve Amount                                              $ 1,106,344.84
                                                                                                                     --------------
     (f.)  Required Reserve Amount needed as of the related Collection Period                                                 $ -
                                                                                                                     --------------

     (g1.) If (e) above is greater than (f), then excess amount to be
           transferred to the Series Obligors                                                                          1,106,344.84
                                                                                                                     --------------
     (g2.) If (e) is greater than (d), then amount of shortfall
                                                                                                                     --------------

     (h.)  Amounts on deposit at the end of the related Collection Period
            (e minus g1)                                                                                                     $ -
                                                                                                                     --------------

     (i.)  Is the Required Reserve Amount equal to the balance in the Reserve
            Account as of the related Collection period?  Y or N                                                               YES
                                                                                                                     --------------

VI.  RESIDUAL ACCOUNT
     (a.)  Amount on deposit at the beginning of the related Collection Period                                                $ -
                                                                                                                     --------------
     (b.)  Amounts transferred from the Collection Account                                                                    $ -
                                                                                                                     --------------
     (c.)  Amounts used to cover shortfalls for the related Collection Period                                                 $ -
                                                                                                                     --------------
     (d.)  Amount on deposit at the end of the related Collection Period                                                      $ -
                                                                                                                     --------------

VII. ADVANCE PAYMENTS

     (a.)  Beginning aggregate Advance Payments                                                                        $ 110,976.91
                                                                                                                     --------------
     (b.)  Add: Amount of Advance Payments collected during the related
            Collection Period                                                                                           $ 87,375.42
                                                                                                                     --------------
     (c.)  Add: Investment earnings for the related  Collection Period                                                         $ -
                                                                                                                     --------------
     (d.)  Less: Amount of Advance Payments withdrawn for deposit into
            Facility Account                                                                                            $ 86,521.23
                                                                                                                     --------------
     (e.)  Ending aggregate Advance Payments                                                                           $ 111,831.10
                                                                                                                     --------------





     ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

     BY:        /s/ Mark Shapiro

     TITLE:     Asst. Treasurer
              -----------------

     DATE:      08/12/02
              -----------------

ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:          July 1, 2002 - July 31, 2002
                            ----------------------------

SETTLEMENT DATE:                     15-Aug-02
                            ----------------------------

A.       SERIES INFORMATION
         ADVANTA LEASING RECEIVABLES CORP. VIII AND
         ADVANTA LEASING RECEIVABLES CORP. IX
         EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
         SERIES 1999-1

         SPECIFIED RESERVE ACCOUNT HELD BY BANKERS TRUST

         (a.)     Amount on deposit at the beginning of the related Collection Period             $ 500,000.00
                                                                                                  -------------
         (b.)     Amounts deposited on the applicable Payment Date
                                                                                                  -------------
         (c.)     Amount of interest earnings deposited into specified reserve account
                   (before any withdrawals per below)                                             $      716.75
                                                                                                  -------------
         (d.)     Amounts on deposit at the end of the related Collection Period (before
                   any withdrawals per below)                                                     $  500,716.75
                                                                                                  -------------

         (d.)     Balance remaining to be deposited per the Agreement                                        --
                                                                                                  -------------

         (e.)     Amounts withdrawn by Bank for 'Transition Amount'                                        0.00
                                                                                                  -------------

         (f.)     Amounts on deposit at the end of the related Collection Period after
                   withdrawal for Transition Amount, if any                                       $  500,716.75
                                                                                                  -------------

         (g.)     Amounts withdrawn by Bank for 'Increased Servicer Fee'                                   0.00
                                                                                                  -------------

         (h.)     Amount of excess to be withdrawn to pay the Series Obligor                      $  500,716.75
                                                                                                  -------------

         (I.)     Amounts on deposit at the end of the related Collection Period after
                   withdrawal for Increased Servicer Fee, if any                                           0.00
                                                                                                  -------------





         ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

         BY:      /s/ Mark Shapiro

         TITLE:   Asst. Treasurer
                  ------------------------------

         DATE:    08/12/02
                  ------------------------------